SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

THE TEARDROPPERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-197889	46-2407247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 75th Street West, Ste. SWS Rosamond, CA	93560
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 751-2173

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On May 12, 2015, the Registrant dismissed Danielle M. Adams, CPA of Adams Advisory, LLC (“Adams”) from her role as the independent certifying accountant for the Registrant.

Adams was appointed as Auditor of the Registrant on April 22, 2015. However, before Adams commenced any work as the independent certifying accountant for the Registrant, the Registrant determined to dismiss Adams and on May 14, 2015, engage Cutler & Co., LLC, of 9605 West 49th Avenue, Suite 200, Wheat Ridge, Colorado 80033 as the new Auditor.

Other than an explanatory paragraph included in the audit reports of the auditor prior to Adams' engagement, Terry L. Johnson, CPA (“Johnson”), for the Registrant's fiscal years ended December 31, 2014 and 2013 relating to the uncertainty of the Registrant's ability to continue as a going concern, the audit reports of Johnson on the Registrant's financial statements for the last fiscal year ended December 31, 2014 and 2013 through April 22, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's 2014 and 2013 fiscal year and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

From the date of her appointment on April 22, 2015 through the date of this Current Report on Form 8-K, (1) there were no disagreements with Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Adams, would have caused Adams to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) May 14, 2015, the Registrant’s Board of Directors approved the engagement of Cutler & Co., LLC, ("Cutler'), as the Registrant's independent accountant effective immediately to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2014 and 2013 through May 13, 2015 neither the Registrant nor anyone acting on its behalf consulted with Cutler regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Cutler on the Registrant's financial statements; or (ii) Neither a written report nor oral advice was provided to the Registrant by Cutler that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and (iii) The Registrant did not consult Cutler regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter dated May 14, 2015, from Danielle M. Adams, CPA of Adams Advisory, LLC to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2015

THE TEARDROPPERS, INC. By: /s/ Raymond Gerrity Raymond Gerrity Chief Executive Officer